NEWSGROUP INTERNATIONAL LIMITED.

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE THREE MONTHS ENDED JUNE 30, 2007

Index to financial statements

Page

Balance sheets

2

Statements of Income

3

Notes to financial statements

4

NEWSGROUP INTERNATIONAL LIMITED

BALANCE SHEET

(UNAUDITED)

	June 30, 2007	June 30, 2006

ASSETS
CURRENT ASSETS
Cash and cash equivalent	$1,417	$2,104
Accounts receivable, net of allowance for doubtful accounts	38,382	-
Deposits	307	309
Due from a director	48,757	23,176
Total current assets		25,589

PROPERTY, PLANT & EQUIPMENT, NET OF ACCUMULATED DEPRECIATION	7,017	3,845

TOTAL ASSETS	$95,880	$29,434

LIABILITIES AND STOCKHOLDERS’ EQUITY

LIABILITIES
CURRENT LIABILITIES
Accrued expenses	$21,928	$1,674
Taxes payable	4,657	-
Amount due to a director	41,160	25,186
Total current liabilities		26,860

TOTAL LIABILITIES	67,745	26,860

STOCKHOLDERS’ EQUITY
Common stock	12,883	12,883
Retained earnings and reserves/(deficit)	15,252	(10,309)

TOTAL STOCKHOLDERS’ EQUITY		2,574

TOTAL LIABILITIES AND STOCKHOLDERS’ EQUITY	$95,880	$29,434

NEWSGROUP INTERNATIONAL LIMITED

STATEMENTS OF INCOME

(UNAUDITED)

	For the quarter ended June 30,
	2007	2006

Revenue	$49,186	$58,951

Cost of services rendered	(19,773)	(45,455)

Gross income	29,413	13,496

Expenses
General and administrative	(39,692)	(19,109)
Finance expenses	(77)	(55)

Loss from operations	(10,356)	(5,668)

Other income	396	6

Loss for the period	(9,960)	(5,662)

NEWSGROUP INTERNATIONAL LIMITED

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UAUDITED)

NOTES TO FINANCIAL STATEMENTS

NOTE 1 - BASIS OF PRESENTATION

The accompanying unaudited financial statements of Newsgroup International Limited (the “Company”), have been prepared in accordance with generally accepted accounting principles for interim financial information.  Accordingly, they do not include all the information and footnotes required by accounting principles generally accepted in the United States of America for complete financial statements. However, such information reflects all adjustments (consisting solely of normal recurring adjustments), which are, in the opinion of management, necessary for the fair presentation of the consolidated financial position and the consolidated results of operations. Results shown for interim periods are not necessarily indicative of the results to be obtained for a full year.

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

(a) Economic and Political Risk

The Company’s major operations are conducted in Hong Kong Special Administrative Region (“Hong Kong”), People’s Republic of China (“PRC”). Accordingly, the political, economic, and legal environments in the PRC, as well as the general state of the PRC’s economy may influence the Company’s business, financial condition, and results of operations.

The Company’s major operations in Hong Kong are subject to special considerations and significant risks not typically associated with companies in North America and Western Europe. These include risks associated with, among others, the political, economic, and legal environment. The Company’s results may be adversely affected by changes in governmental policies with respect to laws and regulations, anti-inflationary measures, and rates and methods of taxation, among other things.

(b)

Cash and Cash Equivalents

The Company considers all highly liquid investments purchased with original maturities of three months or less to be cash equivalents.  The Company maintains bank accounts in Hong Kong only.

(c)

Accounts Receivable

Trade receivables are recognized and carried at the original invoice amount less allowance for any uncollectible amounts. An estimate for doubtful accounts is made when collection of the full amount is no longer probable. Bad debts are written off as incurred. The Group has recorded no allowance for doubtful accounts both at June 30, 2007 and June 30, 2006.

NEWSGROUP INTERNATIONAL LIMITED

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UAUDITED)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont)

(d)

Plant and equipment

Plant and equipment are carried at cost less accumulated depreciation. The cost of maintenance and repairs is charged to the statement of income as incurred, whereas significant renewals and betterments are capitalized. The cost and the related accumulated depreciation of assets sold or otherwise retired are eliminated from the accounts and any gain or loss is included in the statement of income.

(e)

Depreciation and Amortization

The Company provides for depreciation of plant and equipment principally by use of the straight-line method for financial reporting purposes. Plant and equipment are depreciated over the following estimated useful lives:

Office equipment

5 years

(f)

Accounting for the Impairment of Long-Lived Assets

The long-lived assets held and used by the Company are reviewed for impairment whenever events or changes in circumstances indicate that the carrying amount of assets may not be recoverable. It is reasonably possible that these assets could become impaired as a result of technology or other industry changes. Determination of recoverability of assets to be held and used is by comparing the carrying amount of an asset to future net undiscounted cash flows to be generated by the assets. If such assets are considered to be impaired, the impairment to be recognized is measured by the amount by which the carrying amount of the assets exceeds the fair value of the assets. Assets to be disposed of are reported at the lower of the carrying amount or fair value less costs to sell. There were no impairments of long-lived assets for the quarters ended June 30, 2006 and June 30, 2007.

(g) Fair Value of Financial Instruments

The carrying amounts of the Company's cash, accounts receivable, accounts payable and accrued expenses approximate fair value because of the short maturity of these items.

NEWSGROUP INTERNATIONAL LIMITED

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UAUDITED)

NOTES TO FINANCIAL STATEMENTS

NOTE 2 - SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (cont)

(h)

Revenue Recognition

Revenue represents the invoiced value of service rendered recognized upon the rendering of services to customers. Revenue is recognized when all of the following criteria are met:

a)

Persuasive evidence of an arrangement exists,

b)

Services have been rendered,

c)

The seller's price to the buyer is fixed or determinable, and

d)

Collectibility is reasonably assured.

(i)

Use of Estimates

The preparation of financial statements in conformity with accounting principles generally accepted in the United States requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting period. Actual results may differ from those estimates.

(j)

Comprehensive Income

Comprehensive income is defined to include all changes in equity except those resulting from investments by owners and distributions to owners. Among other disclosures, all items that are required to be recognized under current accounting standards as components of comprehensive income are required to be reported in a financial statement that is presented with the same prominence as other financial statements.  Comprehensive income includes net income and the foreign currency translation gain, net of tax.

(k) Foreign Currency Translation

The accompanying consolidated financial statements are presented in United States dollars. The functional currencies of the Company are Hong Kong Dollar (HK$). Capital accounts of the financial statements are translated into United States dollars from HK$ at their historical exchange rates when the capital transactions occurred. Assets and liabilities are translated at the exchange rates as of balance sheet date. Income and expenditures are translated at the average exchange rate of the year.  The translation rates are as follows:

	2007	2006

Year end HK$: US$ exchange rate	7.81	7.76
Average yearly HK$: US$ exchange rate	7.78	7.77

NEWSGROUP INTERNATIONAL LIMITED

(A DEVELOPMENT STAGE COMPANY)

FINANCIAL STATEMENTS

FOR THE SIX MONTHS ENDED JUNE 30, 2007 (UAUDITED)

NOTES TO FINANCIAL STATEMENTS

NOTE 3 - INCOME TAXES

The Company accounts for income taxes in accordance with Statement of Financial Accounting Standards No. 109, “Accounting for Income Taxes”. SFAS No. 109 requires the Company to provide a net deferred tax asset/liability equal to the expected future tax benefit/expense of temporary reporting differences between book and tax accounting methods and any available operating loss or tax credit carry forwards.

NOTE 4 – FISCAL YEAR

The Company has adopted March 31 as its fiscal year end.

NOTE 5 – RELATED PARTY TRANSACTIONS

Due to a director consists of advances from the director and payments on behalf of the Company by the director.  Due to a director are unsecured and interest free with no fixed payment terms.

Due from a director consists of advances to the director and payments on behalf of the director.  Due from a director is unsecured and interest free with no fixed payment terms.